LIBERTY LARGE COMPANY INDEX FUND
                        LIBERTY SMALL COMPANY INDEX FUND
                        LIBERTY U.S. TREASURY INDEX FUND

                Supplement to Statement of Additional Information
                             Dated November 25, 2002

         In the section entitled FUND CHARGES AND EXPENSES, the text preceding the subsection Recent Fees Paid to the Advisor, FNB and Other Service Providers is revised to read as follows:

For the services provided and expenses assumed with respect to the Funds, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.30% of the average daily net assets of the Fund. The Administrator pays all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.

The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:

o        A new account set up charge of $5.00 per account; plus

o An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

o An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

o The Fund's allocated share of LFS' out-of-pocket expenses reasonably incurred by LFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.

Prior to July 1, 2002, Fleet National Bank ("FNB"), an affiliate of the Advisor, located at 100 Federal Street, Boston, MA 02110, served as the administrator and fund accountant of the Predecessor Funds and was entitled to receive administration and fund accounting fees at the aggregate annual rate of 0.30% of the average daily net assets of each of the Predecessor Funds. Prior to July 1, 2002, PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as sub-administrator of the Predecessor Funds and, prior to July 22, 2002, served as transfer and dividend disbursing agent for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. During the last three fiscal years, no administration fees were waived by FNB.



IF-35/3370-0603                                                    June 10, 2003